MFS(R) VARIABLE INSURANCE TRUST:

MFS Core Equity Series                  MFS New Discovery Series
MFS Emerging Growth Series              MFS Research Bond Series
MFS Global Equity Series                MFS Research International Series
MFS High Income Series                  MFS Research Series
MFS Investors Growth Stock Series       MFS Strategic Income Series
MFS  Investors Trust Series             MFS Total Return Series
MFS Mid Cap Growth Series               MFS Utilities Series
MFS Money Market Series                 MFS Value Series

           Supplement to Current Statement of Additional Information:

This SAI supplement supersedes and replaces the Trust's SAI supplement dated November 9, 2007.

Effective January 1, 2008, the sub-sections entitled "Administrator" and "Shareholder Servicing Agent" under the main heading "II - Management of the Funds" are restated in their entirety as follows:


Administrator

MFS provides each Fund with certain financial, legal and other administrative services under a Master Administrative Services Agreement between the Fund and MFS. Under the Agreement, each Fund pays an annual fee to MFS for providing these services.

As of January 1, 2008, the annual fee payable by each Fund is $17,500 plus an amount equal to the following percentage of the Fund's average daily net assets:

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On the first $50,000,000 in assets                           0.0000%
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Over $50,000,000 in assets                                   0.0121%
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These fees are subject to maximum fees.


Shareholder Servicing Agent


MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, provides dividend and distribution disbursing and transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of each Fund under a Shareholder Servicing Agent Agreement. MFSC receives an asset-based fee from each Fund based on the costs it incurs in providing these services and a target profit margin. MFSC may also contract with affiliated and unaffiliated entities to provide some or all of the services described above.


In addition, MFSC is reimbursed by each Fund for certain expenses incurred by MFSC on behalf of the Fund. These reimbursements include payments for certain out-of-pocket expenses, such as costs related to mailing shareholder statements and the use of third party recordkeeping systems, incurred by MFSC in performing the services described above.


Effective January 1, 2008, the sixth paragraph under the main heading "VIII - Portfolio Transactions and Brokerage Commissions" is restated as follows:


Broker/dealers may be willing to furnish statistical, research and other factual information or services ("Research"), for example, investment research reports; access to analysts; execution systems and trading analytics; reports or databases containing corporate, fundamental, and technical analyses; portfolio modeling strategies; and economic research services, such as publications, chart services, and advice from economists concerning macroeconomics information, and analytical investment information about particular corporations to the Adviser for no consideration other than brokerage or underwriting commissions. Such broker/dealers (or affiliates of such broker/dealers) may be involved from time to time in executing, clearing or settling securities transactions on behalf of the Funds ("Executing Brokers"), or may have entered into agreements with one or more Executing Brokers pursuant to which they are responsible for performing one or more functions, the performance of which has been identified by the SEC as being sufficient to constitute effecting securities transactions within the meaning of Section 28(e) as interpreted by the SEC (collectively, together with Executing Brokers, "Effecting Brokers"). In reliance on this interpretation the Adviser expects to enter into Commission Sharing Agreements with Executing Brokers which will provide for the Executing Brokers to pay a portion of the Commissions paid by the Funds for securities transactions to Effecting Brokers. In addition to effecting securities transactions on behalf of the Funds pursuant to a Commission Sharing Agreement, the Effecting Brokers will also provide Research for the benefit of the Adviser. If a government agency with regulatory authority over the affairs of the Adviser or its subsidiaries, or a court of competent jurisdiction, were to determine that an Effecting Broker is not effecting a securities transaction within the meaning of Section 28(e), the Adviser believes that such Research should be considered as Research provided by the relevant Executing Broker and permitted by Section 28(e), provided that the relationship with such Executing Broker is otherwise consistent with the requirement for Research under Section 28(e). In such circumstances the Adviser will in effect be paying a greater commission in order to obtain third party research. The Adviser may use brokerage commissions from the Funds' portfolio transactions to acquire Research, subject to the procedures and limitations described in this discussion.


Effective January 1, 2008, the sub-sections entitled "Public Disclosure of Portfolio Holdings" and "Disclosure of Non-Public Portfolio Holdings" under the main heading "IX - Disclosure of Portfolio Holdings" are restated in their entirety as follows:


Public Disclosure of Portfolio Holdings


In addition to the public disclosure of Fund portfolio holdings through required SEC quarterly filings, a Fund may make its portfolio holdings publicly available on the MFS Web site in such scope and form and with such frequency as MFS may reasonably determine.


The following information is generally available to you on the MFS Web site (mfs.com):

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Information                                                   Approximate Date of Posting to Web Site
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Fund's full securities holdings as of each month's end        24 days after month end
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Fund's top 10 securities holdings as of each month's end      14 days after month end
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If a fund has substantial investments in both equity and debt instruments, the fund's top 10 equity holdings and top 10 debt holdings will be made available.

Note that the Fund or MFS may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the above information will remain available on the Web site until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the Web site information is current.

Certain registered investment companies that are advised by MFS and registered investment companies that are sub-advised by MFS or its affiliates are subject to different portfolio holdings disclosure policies that may permit public disclosure of portfolio holdings information in different forms and at different times. In addition, separate account and unregistered product clients of MFS or its affiliates have same day access to their portfolio holdings, and prospective clients and their advisers have access to representative portfolio holdings. Some of these registered investment companies, sub-advised portfolios, separate accounts, and unregistered products, all advised or sub-advised by MFS or its affiliates, have substantially similar, or in some cases nearly identical, portfolio holdings to certain Funds (Similarly Managed Investment Products). A Similarly Managed Investment Product is not subject to the portfolio holdings disclosure policies of the Fund to which it is similar and may disclose its similar or nearly identical portfolio holdings information in different forms and at different times than such Fund.

A Fund's portfolio holdings are considered to be publicly disclosed: (a) upon the disclosure of the portfolio holdings in a publicly available, routine filing with the SEC that is required to include the information; (b) the day after the Fund makes such information available on its Web site (assuming that it discloses in its prospectus that such information is available on its Web site); or (c) at such additional times and on such additional basis as determined by the SEC or its staff.


Disclosure of Non-Public Portfolio Holdings


A Fund may, in certain cases, disclose to third parties its portfolio holdings which have not been made publicly available. Disclosure of non-public portfolio holdings to third parties may only be made if an Authorized Person determines that such disclosure is not impermissible under applicable law or regulation. In the case of sub-advisers, as applicable, this determination may be made by a senior member of the sub-adviser's legal or compliance departments (a "Sub-Adviser Authorized Person"). In addition, the third party receiving the non-public portfolio holdings may, at the discretion of an Authorized Person, be required to agree in writing to keep the information confidential and/or agree not to trade directly or indirectly based on the information. Such agreements may not be required in circumstances such as where portfolio securities are disclosed to brokers to obtain bids/prices or in interviews with the media. MFS will use reasonable efforts to monitor a recipient's use of non-public portfolio holdings provided under these agreements by means that may include contractual provisions, notices reminding a recipient of their obligations or other commercially reasonable means. The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to MFS or its affiliates.


In addition, to the extent that an Authorized Person determines that there is a potential conflict with respect to the disclosure of information that is not publicly available between the interests of a Fund's shareholders, on the one hand, and MFS, MFD or an affiliated person of MFS, MFD, or the Fund, on the other hand, the Authorized Person must inform MFS' conflicts officer of such potential conflict, and MFS' conflicts officer shall determine whether, in light of the potential conflict, disclosure is reasonable under the circumstances, and shall report such potential conflict of interest determinations to the Fund's Independent Chief Compliance Officer and the Board of Trustees of the Fund. MFS also reports to the Board of Trustees of the Fund regarding the disclosure of information regarding the Fund that is not publicly available.


Subject to compliance with the standards set forth in the previous two paragraphs, non-public portfolio holdings may be disclosed in the following circumstances:


Employees of MFS or MFD or, if applicable, a sub-adviser, (collectively "Fund representatives") disclose non-public portfolio holdings in connection with the day-to-day operations and management of the Fund. Full portfolio holdings are disclosed to a Fund's custodians, independent registered accounting firm, financial printers, regulatory authorities, and stock exchanges and other listing organizations. Portfolio holdings are disclosed to a Fund's pricing service vendors and broker/dealers when requesting bids for, or price quotations on, securities, and to other persons (including independent contractors) who provide systems or software support in connection with Fund operations, including accounting, compliance support, and pricing. Portfolio holdings may also be disclosed to persons assisting a Fund in the voting of proxies or in connection with litigation relating to Fund portfolio holdings. In connection with managing the Funds, MFS or, if applicable, a sub-adviser, may use analytical systems provided by third parties who may have access to Fund portfolio holdings.


Non-public portfolio holdings may be disclosed in connection with other activities, such as to participants in in-kind purchases and redemptions of Fund shares, to service providers facilitating the distribution or analysis of portfolio holdings, once the information is public, and in other circumstances not described above. All such disclosures are subject to compliance with the applicable disclosure standards.


In addition, subject to such disclosure not being impermissible under applicable law or regulation, Fund representatives may disclose Fund portfolio holdings and related information, which may be based on non-public portfolio holdings, under the following circumstances (among others):


Fund representatives may provide oral or written information ("portfolio commentary") about a Fund, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, value and growth stocks, small, mid, and large-cap stocks, among stocks, bonds, currencies and cash, types of bonds, bond maturities, bond coupons, and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. Fund representatives may also express their views orally or in writing on one or more of a Fund's portfolio holdings or may state that a Fund has recently purchased or sold one or more holdings.


Fund representatives may also provide oral or written information ("statistical information") about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, alpha, beta, coefficient of determination, duration, maturity, information ratio, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics.

The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Fund, persons considering investing in the Fund, or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and the content and nature of the information provided to each of these persons may differ.

Effective November 9, 2007, the sub-section entitled "Compensation" under Appendix D entitled "Portfolio Manager(s)" is restated in its entirety as follows:


Compensation

Portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary - Base salary represents a smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

Performance Bonus - Generally, incentive compensation represents a majority of portfolio manager total cash compensation.

With respect to each Fund except the MFS Core Equity Series, the MFS Mid Cap Growth Series, the MFS Money Market Series, the MFS Research Series, the MFS Research Bond Series, and the MFS Research International Series, the performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Lipper peer group universe and/or benchmark index with respect to each account. Generally the benchmark index used is a benchmark index set forth in the Fund's prospectus to which the Fund's performance is compared. With respect to Funds with multiple portfolio managers, the benchmark index used may differ for each portfolio manager and may not be a benchmark index set forth in the Fund's prospectus but will be an appropriate benchmark index based on the respective portfolio manager's role in managing the Fund. Additional or different appropriate peer group or benchmark indices may also be used. Primary weight is given to portfolio performance over three-year and five-year time periods with lesser consideration given to portfolio performance over a one-year period (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management's assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).

With respect to the MFS Mid Cap Growth Series and the MFS Research Bond Series, the performance bonus is based on a combination of quantitative and qualitative factors.

The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Lipper peer group universe and/or benchmark index with respect to each account. Generally the benchmark index used is a benchmark index set forth in the Fund's prospectus to which the Fund's performance is compared. With respect to Funds with multiple portfolio managers, the benchmark index used may differ for each portfolio manager and may not be a benchmark index set forth in the Fund's prospectus but will be an appropriate benchmark index based on the respective portfolio manager's role in managing the Fund. Additional or different appropriate peer group or benchmark indices may also be used. Primary weight is given to portfolio performance over three-year and five-year time periods with lesser consideration given to portfolio performance over a one-year period (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management's assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance).

With respect to the MFS Core Equity Series, the MFS Research Series, and the MFS Research International Series, the performance bonus is based the results of an annual internal peer review process (conducted by other portfolio managers, analysts, traders, and non-investment personnel) and management's assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.


Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager's compensation depends upon the length of the individual's tenure at MFS and salary level, as well as other factors.


Effective January 1, 2008, the following additional sub-section entitled "Asset Segregation" is added to the end of Appendix H entitled "Investment Strategies and Risks":


Asset Segregation


With respect to certain kinds of transactions entered into by the Fund that involve obligations to make future payments to third parties, including, but not limited to, futures, forward contracts, swap contracts, the purchase of securities on a when-issued or delayed delivery basis, or reverse repurchase agreements, under applicable federal securities laws, rules, and interpretations thereof, the Fund must "set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other measures to "cover" open positions with respect to such transactions. For example, with respect to forward foreign currency exchange contracts and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full, notional value, except that deliverable foreign currency exchange contracts for currencies that are liquid will be treated as the equivalent of "cash-settled" contracts. As such, the Fund may set aside liquid assets in an amount equal to the Fund's daily marked-to-market (net) obligation (i.e. the Fund's daily net liability if any) rather than the full notional amount under such deliverable forward foreign currency exchange contracts. With respect to forward foreign currency exchange contracts and futures contracts that are contractually required to "cash-settle," the Fund may set aside liquid assets in an amount equal to the Fund's daily marked-to-market (net) obligation rather than the notional value. By setting aside assets equal to only its net obligation under liquid deliverable foreign currency exchange contracts and "cash-settled" forward or futures contracts the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The Fund reserves the right to modify its asset segregation policies in the future.

                 The date of this Supplement is January 1, 2008.